                                                                    EXHIBIT 99.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Craftmade International, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kathleen B. Oher, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (i) the Report fully complies with the requirements of Section 13(a) or 15(d) ), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the period indicated.


                                       By:        /s/ KATHLEEN B. OHER
                                           ------------------------------------
                                                     Kathleen B. Oher
                                                  Chief Financial Officer


Dated: May 15, 2003

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.